CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
                      SECTION 1350 PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Claremont Technologies Corp ("Company") on Form 10-QSB for the quarter year ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (Report), I, Gus Rahim, Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: June 19, 2005

/s/ Gus Rahim
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Gus Rahim
Chief Financial Officer
(Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.